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                                                                    EXHIBIT 24.3


                               POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS that F. Philip Handy, having an address at 200 East New England Avenue, Winter Park, Florida 32789, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint GUS J. ATHAS, having an address at Two North Riverside Plaza, Chicago, Illinois 60606, his true and lawful Attorney-in Fact for him and in his name, place and stead to sign and execute in any and all capacities to sign this Annual Report on Form 10-K and any or all amendments to this Annual Report on form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto Gus J. Athas, said Attorney-in-Fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that said Attorney-in-Fact or her substitutes shall lawfully do or cause to be done by virtue hereof.

             This Power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

             IN WITNESS WHEREOF, F. Philip Handy, has hereunto set his hand this 19th day of February, 1996.

                                                        /s/ F. Philip Handy
                                                        -------------------
                                                           F. Philip Handy

STATE OF FLORIDA         )
                         ) SS
COUNTY OF ORANGE         )

             I, Amy S. Pratt, a Notary Public in and for said County in the State aforesaid, do hereby certify that F. Philip Handy, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act for the uses and purposes therein set forth.

             Given under my hand and notarial seal this 19th day of February, 1996.

                                                        /s/ Amy S. Pratt
                                                        -------------------
                                                           (Notary Public)

My Commission Expires:
       8/17/97
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